UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 28, 2004

THE STANLEY WORKS

(Exact Name of Registrant as Specified in Charter)

Connecticut	1-5244	06-0548860
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Stanley Drive, New Britain, Connecticut	06053
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 225-5111

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	2003 Earnings Release dated January 28, 2004 announcing fourth quarter 2003 results.

99.2	2004 Guidance Release dated January 28, 2004, providing first quarter and full year 2004 guidance and elaborating on certain other activities.

99.3	Cautionary Statements relating to forward looking statements included in Exhibits 99.1 and 99.2.

Item 12.    Results of Operations and Financial Condition.

In press releases attached to this current report on Form 8-K, the Company reported its results for the fourth quarter of 2003 and provided guidance for the first quarter and full year of 2004 and elaborated on certain other activities.

The information in this current report on Form 8-K will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of that section, and will not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE STANLEY WORKS

/s/ Bruce H. Beatt

Name: Bruce H. Beatt
Title: Vice President, General Counsel and Secretary

Date: January 28, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	2003 Earnings Release dated January 28, 2004 announcing fourth quarter 2003 results.

99.2	2004 Guidance Release dated January 28, 2004, providing first quarter and full year 2004 guidance and elaborating on certain other activities.

99.3	Cautionary Statements relating to forward looking statements included in Exhibits 99.1 and 99.2.

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